As filed with the Securities and Exchange Commission on December 14, 1998


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  November 30, 1998
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)



        Maryland                         0-28382              36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)



                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Since our last Form 8-K filing on October 22, 1998, we have acquired eight additional properties and consumated a joint venture transaction. As of the acquisition of Marketplace at Six Corners on November 30, 1998, the aggregate purchase prices of these properties exceeded 10 percent of our total assets as of December 31, 1997, and accordingly, we are filing this Form 8-K.

Inland Joliet Commons L.L.C., Joliet, Illinois

On October 30, 1998, we consummated a joint venture transaction with B.I.J. Limited Partnership, an Illinois limited partnership ("BIJ"). To effect the transaction, we formed a limited liability company known as "Inland Joliet Commons L.L.C." (the "LLC") to own and operate Joliet Commons Shopping Center ("Joliet Commons Shopping Center") located at U.S. 30 and Willow Road in Joliet, Illinois. Pursuant to the LLC Operating Agreement (the "Agreement"), we contributed approximately $52,000 in cash to obtain a one percent (1%) equity interest in the LLC. BIJ contributed Joliet Commons Shopping Center to the LLC, which was valued at approximately $5,100,000, ($19,800,000 less indebtedness of $14,700,000), to obtain a ninety-nine percent (99%) equity interest in the LLC. In accordance with the Agreement, BIJ may transfer its equity interest in the LLC to certain persons as provided for in the Agreement. Each holder of an equity interest in the LLC has the option to convert its equity interest into shares of our common stock (an "Exchange"). No holder of an equity interest in the LLC, however, may Exchange its equity interest for a period of one year from the effective date of the Agreement.

Additionally, the Agreement provides that if our stock is not publicly traded on a national securities exchange or designated on the NASDAQ National Market System within a period of two years from the effective date of the Agreement, then any holder of an equity interest in the LLC may require us to purchase all or any portion of its equity interest at a price calculated pursuant to the formula set forth in the Agreement. Our obligation to purchase a holder's equity interest in the LLC terminates if and when our stock becomes publicly traded on a national securities exchange or is designated on the NASDAQ National Market System. In connection with this transaction, we also entered into a Registration Rights Agreement which grants to a holder of an equity interest in the LLC the right, subject to certain restrictions, to request that we register all or any portion of the shares of our stock which the holder receives as a result of an Exchange.

Joliet Commons Shopping Center is a Community Center located at U.S. 30 and Willow Road in Joliet, Illinois. It was built in 1995 and is a one-story, multi-tenant retail facility. Joliet Commons Shopping Center contains 159,184 leasable square feet. As of November 1, 1998, Joliet Commons Shopping Center was 97% leased (100% leased if the master lease, which lasts for one year, is considered). When we evaluated Joliet Commons Shopping Center as a potential acquisition, we considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area. We did not consider any other factors when we decided to acquire the property.

We do not anticipate making any significant repairs and improvements to Joliet Commons Shopping Center over the next few years. However, if we were to make any repairs or improvements, a substantial portion of any monies spent on repairs and improvements would be paid by the tenants, pursuant to the terms of our leases with these tenants.

The table below sets forth the occupancy rate at Joliet Commons Shopping Center expressed as a percentage of total gross leasable area and the average annual base rent per square foot:

                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------
               1997                        100                     11.74
               1996                         81                      9.54
               1995                         59                      6.72

Tenants leasing more than 10% of the total gross leasable area of the property are Cinemark, a theater, Petsmart, a pet store, Barnes and Noble, a book store, Old Navy, a clothes store and M.C. Sports, a sporting goods store. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total     Year           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Cinemark            35,152        22        12.70       Currently    12/31/02
                                            13.20       01/01/03     12/31/07
                                            13.70       01/01/08     12/31/16

Petsmart            25,425        16         8.72       Currently    01/31/05
                                             9.22       02/01/05     01/31/10
  Option 1                                   9.72       02/01/10     01/31/15
  Option 2                                  10.22       02/01/15     01/31/20
  Option 3                                  10.72       02/01/20     01/31/25
  Option 4                                  11.22       02/01/25     01/31/30
  Option 5                                  11.72       02/01/30     01/31/35

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total     Year           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Barnes and Noble    20,000        13        13.45       Currently    01/31/01
                                            14.20       02/01/01     01/31/06
  Option 1                                  14.95       02/01/06     01/31/11
  Option 2                                  15.70       02/01/11     01/31/16

Old Navy            17,000        11        11.00       Currently    07/31/00
                                            13.00       08/01/00     07/31/05
  Option 1                                  14.00       08/01/05     07/31/10
  Option 2                                  15.00       08/01/10     07/31/15

M.C. Sports         15,000         9         8.50       Currently    01/31/99
                                             9.25       02/01/99     01/31/01
                                            10.00       02/01/01     01/31/06
  Option 1                                  11.00       02/01/06     01/31/11
  Option 2                                  12.00       02/01/11     01/31/16

For federal income tax purposes, the depreciable basis in Joliet Commons Shopping Center will be approximately $15,400,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We will depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1998 for the tax year ended 1997 were $339,330. The real estate taxes payable were calculated by multiplying the assessed value of the property by an equalizer of 1.0 and a tax rate of 10.2385%.

On November 1, 1998, a total of 154,544 square feet was leased to ten tenants at Joliet Commons Shopping Center. The following tables set forth information with respect to the amount of and expiration of the leases at this Community
Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Cinemark            35,152      12/16        -         446,430         12.70
Petsmart            25,425      01/10     5/5 yr.      221,706          8.72
Barnes & Noble      20,000      01/06     2/5 yr.      269,000         13.45
Old Navy            17,000      07/05     2/5 yr.      187,000         11.00
Carpet Outlet        8,000      01/02     2/5 yr.       80,000         10.00
Cosmetic Center      6,607      01/06     2/5 yr.       99,105         15.00
M.C. Sports         15,000      01/06     2/5 yr.      127,500          8.50
LA-Z Recliner Shop  12,720      01/07     2/5 yr.      127,200         10.00
Hometown Buffet     10,000      12/11     2/5 yr.      120,000         12.00
Jewelry 3            4,640      11/05     3/5 yr.       92,800         20.00
Vacant               4,640


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1998           -          -           -        1,774,636        -           -             -

   1999           -          -           -        1,785,886        -           -             -

   2000           -          -           -        1,785,886        -           -             -

   2001           -          -           -        1,852,082        -           -             -

   2002           1         8,000      84,000     1,880,908      10.50        5.18          4.47

   2003           -          -           -        1,819,628        -           -             -

   2004           -          -           -        1,819,628        -           -             -

   2005           2        21,640     327,720     1,832,340      15.14       14.00         17.89

   2006           3        41,607     536,276     1,504,620      12.89       26.92         35.64

   2007           1        12,720     139,920       985,920      11.00        8.23         14.19


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of the Company's management that the  space  will  be  re-leased  at  market rates at the time of re-
leasing.




We received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Joliet Commons Shopping Center property as of February 25, 1998, of $20,000,000. You should note that appraisals are estimates of value and therefore you should not rely upon them as a measure of true worth or realizable value.

Springboro Plaza, Springboro, Ohio

On November 12, 1998, we purchased the entire fee simple interest in a Community Center located at Route 73 and Pioneer Boulevard in Springboro, Ohio known as "Springboro Plaza." We purchased Springboro Plaza from Midwest Strip Center Partners, an unaffiliated third party, for approximately $9,295,000. We paid for Springboro Plaza using cash and cash equivalents. The purchase price was approximately $60.34 per square foot, which we concluded was fair and reasonable based on, among other things, an appraisal that we received and presented to our board of directors.

Springboro Plaza, built in 1992, is a one-story, multi-tenant retail facility. Springboro Plaza contains 154,034 leasable square feet. As of November 19, 1998, Springboro Plaza was 100% leased. When we evaluated Springboro Plaza as a potential acquisition, we considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area. The center is newly constructed and has a grocery store, Kroger as its anchor. We did not consider any other factors when we decided to acquire the property.

We do  not  anticipate  making  any  significant  repairs  and  improvements to
Springboro Plaza over the next few years. However, if we were to make any repairs or improvements, a substantial portion of any monies spent on repairs and improvements would be paid by the center's tenants, pursuant to the terms of our leases with these tenants.

The table below sets forth the occupancy rate at Springboro Plaza expressed as a percentage of total gross leasable area and the average annual base rent per square foot:


                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1997                        100                     5.80
               1996                        100                     6.04
               1995                        100                     5.94
               1994                        100                     5.96
               1993                        100                     5.96

Tenants leasing more than 10% of the total gross leasable area of the property are Kroger, a grocery store and Kmart, a discount store. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Kroger               56,634       37         6.56       Currently    04/30/17
  Option 1                                   6.56       05/01/17     04/30/22
  Option 2                                   6.56       05/01/22     04/30/27
  Option 3                                   6.56       05/01/27     04/30/32
  Option 4                                   6.56       05/01/32     04/30/37
  Option 5                                   6.56       05/01/37     04/30/42

Kmart                91,266       59         5.25       Currently    06/30/17
  Option 1                                   5.25       07/01/17     06/30/22
  Option 2                                   5.25       07/01/22     06/30/27
  Option 3                                   5.25       07/01/27     06/30/32
  Option 4                                   5.25       07/01/32     06/30/37
  Option 5                                   5.25       07/01/37     06/30/42


For federal income tax purposes, our depreciable basis in Springboro Plaza will be approximately $7,000,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes paid in 1998 for the tax year ended 1997 were $114,890. The real estate taxes payable were calculated by multiplying the assessed value by a tax rate of 3.3865%.

On November 19, 1998, a total of 154,034 square feet was leased to four tenants at Springboro Plaza. The following tables set forth information with respect to the amount of and expiration of the leases at this Community Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Kroger              56,634      04/17     5/5 yr.      371,519          6.56
Kmart               91,266      06/17     5/5 yr.      479,147          5.25
China Garden         4,000      02/03     1/5 yr.       48,000         12.00
Classic Cards        2,134      11/03     1/5 yr.       24,157         11.00


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1998          -           -           -        922,140          -           -             -

   1999          -           -           -        923,207          -           -             -

   2000          -           -           -        924,274          -           -             -

   2001          -           -           -        925,341          -           -             -

   2002          -           -           -        926,408          -           -             -

   2003          2          6,134      75,742     926,408        12.35        3.98          8.18

   2004          -           -           -        850,666          -           -             -

   2005          -           -           -        850,666          -           -             -

   2006          -           -           -        850,666          -           -             -

   2007          -           -           -        850,666          -           -             -


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Springboro Plaza property as of October 16, 1998, of $9,500,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.


Riverplace Centre, Noblesville, Indiana

On November 12, 1998, we purchased the entire fee simple interest in a Neighborhood Retail Center located at Logan Street and Nixon Street in Noblesville, Indiana known as "Riverplace Centre". We purchased Riverplace Centre from Midwest Strip Center Partners, an unaffiliated third party, for approximately $6,065,000. We paid for Riverplace Centre using cash and cash equivalents. The purchase price was approximately $81.51 per square foot, which we concluded was fair and reasonable based on, among other things, an appraisal that we received and presented to our board of directors.

Riverplace Centre, built in 1992 and added to in 1994, is a one-story, multi-tenant retail facility. Riverplace Centre contains 74,414 leasable square feet. As of November 19, 1998, Riverplace Centre was 100% leased. When we evaluated Riverplace Centre as a potential acquisition, we considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area. The center is newly constructed and has a grocery store, Kroger as its anchor. We did not consider any other factors when we decided to acquire the property.

We do not anticipate making any significant repairs and improvements to Riverplace Centre over the next few years. However, if we were to make any repairs or improvements, a substantial portion of any monies spent on repairs and improvements would be paid by the center's tenants, pursuant to the terms of our leases with these tenants.

The table below sets forth the occupancy rate at Riverplace Centre expressed as a percentage of total gross leasable area and the average annual base rent per square foot:

                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------
               1997                        100                     8.10
               1996                        100                     8.07
               1995                        100                     8.00
               1994*                       100                     5.42
               1993*                       100                     7.25

* As of December 31, 1993, only the 50,000 square foot Kroger store existed. During 1994, the additional 24,414 square feet was completed and leased in July and August.

Tenants leasing more than 10% of the total gross leasable area of the property are Kroger, a grocery store and Fashion Bug, a discount women's clothes store. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Kroger              50,000        67         7.25       Currently    01/31/12
  Option 1                                   7.25       02/01/12     01/31/17
  Option 2                                   7.25       02/01/17     01/31/22
  Option 3                                   7.25       02/01/22     01/31/27
  Option 4                                   7.25       02/01/27     01/31/32
  Option 5                                   7.25       02/01/32     01/31/37
  Option 6                                   7.25       02/01/37     01/31/42

Fashion Bug         10,800        15         7.50       Currently    01/31/05
  Option 1                                   8.00       02/01/05     01/31/10
  Option 2                                   8.50       02/01/10     01/31/15
  Option 3                                   9.00       02/01/15     01/31/20
  Option 4                                   9.50       02/01/20     01/31/25

For federal income tax purposes, our depreciable basis in Riverplace Centre will be approximately $4,500,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes paid in 1998 for the tax year ended 1997 were $99,564. The real estate taxes payable were calculated by multiplying the taxable value by a tax rate of 10.4118%.

On November 19, 1998, a total of 74,414 square feet was leased to eleven tenants at Riverplace Centre. The following tables set forth information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Stewart Title        1,400      08/99        -          18,200         13.00
Fashion Bug         10,800      01/05     4/5 yr.       81,000          7.50
Great Clips          1,400      06/99     1/5 yr.       18,550         13.25
H & R Block          1,460      04/00        -          16,790         11.50
Shatar Rent to Own   3,154      07/99     1/3 yr.       30,752          9.75
Crystal Cleaners     1,400      07/99        -          18,200         13.00
Kroger              50,000      01/12     6/5 yr.      362,500          7.25
Papa John's Pizza    1,200      07/99     2/5 yr.       15,756         13.13
Mail Boxes Etc.      1,200      07/99     1/5 yr.       15,000         12.50
Personal Finance Co  1,200      06/01        -          15,000         12.50
Staffmark            1,200      04/02        -          14,700         12.25


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1998          -           -           -        606,448          -           -             -

   1999          6          9,754     116,458     606,448        11.94       13.11         19.20

   2000          1          1,460      16,790     489,990        11.50        1.96          3.43

   2001          1          1,200      15,000     473,200        12.50        1.61          3.17

   2002          1          1,200      14,700     458,200        12.25        1.61          3.21

   2003          -           -           -        443,500          -           -             -

   2004          -           -           -        443,500          -           -             -

   2005          1         10,800      81,000     443,500         7.50       14.51         18.26

   2006          -           -           -        362,500          -           -             -

   2007          -           -           -        362,500          -           -             -


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Riverplace Centre property as of October 15, 1998, of $6,200,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.


Elmwood Park Shopping Center (Phase I), Elmwood Park, Illinois

On November 16, 1998, we purchased the entire fee simple interest in a Neighborhood Retail Center located at 7330-7400 North Avenue in Elmwood Park, Illinois known as "Elmwood Park Shopping Center (Phase I)". We purchased Elmwood Park Shopping Center (Phase I) from Elmwood Park, LLC, an unaffiliated third party, for approximately $2,753,000. We paid for Elmwood Park Shopping Center (Phase I) using cash and cash equivalents. The purchase price was approximately $113.74 per square foot, which we concluded was fair and reasonable based on, among other things, an appraisal that we received and presented to our board of directors.

Elmwood Park Shopping Center (Phase I), built in 1997, is a one-story, single-tenant retail facility. Elmwood Park Shopping Center (Phase I) contains 18,264 leasable square feet. As of November 19, 1998, Elmwood Park Shopping Center
(Phase I) was 100% leased. When we evaluated Elmwood Park Shopping Center (Phase I) as a potential acquisition, we considered a variety of factors including location, demographics, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area. We did not consider any other factors when we decided to acquire the property.

We do not anticipate making any significant repairs and improvements to Elmwood Park Shopping Center (Phase I) over the next few years. However, if we were to make any repairs or improvements, a substantial portion of any monies spent on repairs and improvements would be paid by the center's tenants, pursuant to the terms of our leases with these tenants.

The table below sets forth the occupancy rate at Elmwood Park Shopping Center (Phase I) expressed as a percentage of total gross leasable area and the average annual base rent per square foot:


                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1997                        100                     14.50


One tenant, Total Beverage, a discount  liquor  store, leases 100% of the total
gross leasable area of the  property.    This  lease requires the tenant to pay
base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Total Beverage      18,264       100         14.50      Currently    08/31/02
                                             16.00      09/01/02     08/31/07
  Option 1                                   17.75      09/01/07     08/31/12
  Option 2                                   19.75      09/01/12     08/31/17
  Option 3                                   21.75      09/01/17     08/31/22

For federal income tax purposes, our depreciable basis in Elmwood Park Shopping Center (Phase I) will be approximately $2,000,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes paid in 1998 for the tax year ended 1997 were $74,992. The real estate taxes payable were calculated by multiplying the assessed value by an equilizer of 2.1489% and a tax rate of 11.074%.

On November 19, 1998, a total of 18,264 square feet was leased to one tenant at Elmwood Park Shopping Center (Phase I). The following tables set forth information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Total Beverage       18,264     08/07     3/5 yr.       264,828        14.50



                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1998 -
     2002        -           -           -         264,828         -           -             -

   2003 -
    2006         -           -           -         292,224         -           -             -

   2007          1         18,264     229,224      229,224       16.00       100           100


(1) We made no assumptions regarding the  re-leasing  of  expired  leases.   It is the opinion of our
management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Elmwood Park Shopping Center (Phase I) property, as of November 4, 1998, of $2,775,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Marketplace at Six Corners, Chicago, Illinois

On November 30, 1998, we purchased the entire fee simple interest in a Neighborhood Retail Center located at Irving Park Road and Cicero Avenue in Chicago, Illinois known as "Marketplace at Six Corners." We purchased Marketplace at Six Corners from Six Corners Development L.L.C., an unaffiliated third party, for approximately $18,875,000 or approximately $161.32 per square foot. We paid for the purchase price for this property entirely in cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

We subsequently borrowed $11,200,000 and gave the lender security interest in this property. The loan requires us to pay interest on a monthly basis at a rate equal to 6.85% per annum. The principal amount of the loan is due December 1, 2003. We paid loan fees at closing of $56,000.

Marketplace at Six Corners, built in 1997, is comprised of two one-story, multi-tenant retail facilities, containing a total of 117,000 leasable square feet. As of November 30, 1998, Marketplace at Six Corners was 100% leased. We considered a variety of factors in deciding to purchase this property including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a densely populated and vibrant economic area. We like this center because it is grocery anchored, three of the tenants are public companies and the last tenant is a jeweler who has been in business for 40 years.

We do not anticipate making any significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the center's tenants are obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Marketplace at Six Corners expressed as a percentage of total gross leasable area and the average annual base rent per square foot:

                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------
               1997                        98                      15.11

Tenants leasing more than 10% of the total gross leasable area of the property are Marshall's, a discount clothing store and Jewel/Osco, a grocery/drug store. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Marshall's          34,000        29         15.00      Currently    07/31/02
                                             16.00      08/01/02     07/31/07
                                             17.00      08/01/07     01/31/13
  Option 1                                   18.00      02/01/13     01/31/18
  Option 2                                   19.00      02/01/18     01/31/23
  Option 3                                   20.00      02/01/23     01/31/28

Jewel/Osco          70,000        60         15.00      Currently    11/30/12
  Option 1                                   15.00      12/01/12     11/30/27
  Option 2                                   15.00      12/01/27     11/30/42

For federal income tax purposes, our depreciable basis in Marketplace at Six Corners will be approximately $14,000,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1998 for the tax year ended 1997 were $223,362. The real estate taxes payable were calculated by multiplying the assessed value by an equalizer of 2.1489% and a tax rate of 8.843%.

On November 30, 1998, a total of 117,000 square feet was leased to five tenants at Marketplace at Six Corners. The following tables set forth information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Marshall's           34,000     01/13     3/5 yr.    $  510,000       $15.00
Kay-Bee Toy &
  Hobby Shop          5,000     12/02     1/5 yr.       100,000        20.00
Blockbuster Video     6,000     08/07     2/5 yr.       108,000        18.00
Sandberg Jewelers     2,000     03/03        -           36,000        18.00
Jewel/Osco           70,000     11/12    2/15 yr.     1,050,000        15.00


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1998-
     2001        -           -           -        1,804,000        -           -             -

   2002          1          5,000     100,000     1,804,000      20.00        4.27          5.54

   2003          1          2,000      36,000     1,756,000      18.00        1.71          2.05

   2004-
     2006        -           -           -        1,720,000        -           -             -

   2007          1          6,000     126,000     1,720,000      21.00        5.13          7.33


(1) We made no assumptions regarding the  re-leasing  of  expired  leases.   It is the opinion of our
management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Marketplace at Six Corners property, as of September 8, 1998, of $19,000,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

CarMax - Tinley Park, Tinley Park, Illinois

On December 1, 1998, we purchased the entire fee simple interest in a single-user retail center located at 18800 South Oak Park Avenue in Tinley Park, Illinois known as "CarMax - Tinley Park." We purchased CarMax - Tinley Park from Circuit City Stores, Inc., an unaffiliated third party, for approximately $18,900,000 or approximately $199.96 per square foot. We paid the purchase price for this property entirely in cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

CarMax - Tinley Park, built in 1998, is a one-story, single-tenant retail facility, containing a total of 94,518 leasable square feet. As of December 1, 1998, CarMax - Tinley Park was 100% leased. We considered a variety of factors in deciding to purchase this property including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area. We liked the fact that the lease for this property is with Circuit City Stores, Inc., which is a public company.

We do not anticipate making any  significant repairs and improvements to CarMax
- Tinley Park over the next few years. However, if we were to make any repairs or improvements, the center's tenant is obligated to pay a substantial portion of any monies spent on repairs and improvements.

Circuit City Stores, Inc. (CarMax). leases 100% of the total gross leasable area of the property. This lease requires the tenant to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Circuit City Stores,
  Inc. (CarMax)      94,518      100         20.36      Currently    01/31/21

For federal income tax purposes, our depreciable basis in CarMax - Tinley Park will be approximately $11,500,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years. The tenant will pay all real estate taxes directly.

On December 1, 1998, a total of 94,518 square feet was leased to one tenant at CarMax - Tinley Park. The following tables set forth information with respect to the amount of and expiration of the lease at this single-user retail center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Circuit City Stores,
  Inc. (CarMax)     94,518      01/21    2/10 yr.     1,924,020        20.36


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases         Rent      Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1998-
     2007         -          -           -        1,924,020        -           -             -





We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the CarMax - Tinley Park property, as of June 22, 1998, of $19,000,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.


CarMax - Schaumburg, Schaumburg, Illinois

On December 1, 1998, we purchased the entire fee simple interest in a single-user retail center located at 250 East Golf Road in Schaumburg, Illinois known as "CarMax - Schaumburg." We purchased CarMax - Schaumburg from Circuit City Stores, Inc., an unaffiliated third party, for approximately $20,600,000 or approximately $220.72 per square foot. We paid the purchase price for this property entirely in cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

CarMax - Schaumburg, built in 1998, is a one-story, single-tenant retail facility, containing a total of 93,333 leasable square feet. As of December 1, 1998, CarMax - Schaumburg was 100% leased. We considered a variety of factors in deciding to purchase this property including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area. We liked the fact that the lease for this property is with Circuit City Stores, Inc., which is a public company.

We do not anticipate making any  significant repairs and improvements to CarMax
- Schaumburg over the next few years. However, if we were to make any repairs or improvements, the center's tenant is obligated to pay a substantial portion of any monies spent on repairs and improvements.

Circuit City Stores, Inc. (CarMax), leases 100% of the total gross leasable area of the property. This lease requires the tenant to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Circuit City Stores,
  Inc. (CarMax)      93,333      100         22.47      Currently    01/31/21

For federal income tax purposes, our depreciable basis in CarMax - Schaumburg will be approximately $12,700,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years. The tenant will pay all real estate taxes directly.

On December 1, 1998, a total of 93,333 square feet was leased to one tenant at CarMax - Schaumburg. The following tables set forth information with respect to the amount of and expiration of the lease at this single-user retail center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Circuit City Stores,
  Inc. (CarMax)     93,333      01/21    2/10 yr.     2,097,084        22.47



                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases         Rent      Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1998-
     2007         -          -           -        2,097,084        -           -             -





We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the CarMax - Schaumburg property, as of July 28, 1998, of $21,000,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Staples, Freeport, Illinois

On December 2, 1998, we purchased the entire fee simple interest in a single-user retail center located at 1722-1724 S. West Avenue in Freeport, Illinois known as "Staples." We purchased Staples from Freeport Development Group, L.L.C., an unaffiliated third party, for approximately $2,694,000 or approximately $112.02 per square foot. We paid for the purchase price for this property entirely in cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Staples, built in 1998, is a one-story, single-tenant retail facility, containing a total of 24,049 leasable square feet. As of December 2, 1998, Staples was 100% leased. We considered a variety of factors in deciding to purchase this property including location, demographics, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Staples over the next few years. However, if we were to make any repairs or improvements, the tenant is obligated to pay a substantial portion of any monies spent on repairs and improvements.

One tenant, Staples, an office  supply  store,  leases  100% of the total gross
leasable area of the property.    This  lease  requires  the tenant to pay base
annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Staples              24,049      100         11.50      Currently    09/30/13
  Option 1                                   12.00      10/01/13     09/30/18
  Option 2                                   12.50      10/01/18     09/30/23
  Option 3                                   13.00      10/01/23     09/30/28
  Option 4                                   13.50      10/01/28     09/30/33

For federal income tax purposes, our depreciable basis in Staples will be approximately $2,000,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

On December 2, 1998, a total of 24,049 square feet was leased to one tenant at Staples. The following tables set forth information with respect to the amount of and expiration of the lease at this single-user retail center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Staples             24,049      09/13     4/5 yr.      276,564         11.50


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1998-
     2007        -           -           -         276,564         -           -             -




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Staples property, as of April 15, 1998, of $2,725,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.


Park Center, Tinley Park, Illinois

On December 4, 1998, we purchased the entire fee simple interest in a Community Center located at 16024 S. Harlem Avenue in Tinley Park, Illinois known as "Park Center." We purchased Park Center from Prudential Insurance Co. of America, an unaffiliated third party, for approximately $15,500,000 or approximately $80.24 per square foot. We paid for Park Center using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Park Center, built in 1988, is a one-story, multi-tenant retail facility, containing a total of 193,179 leasable square feet. As of December 4, 1998, Park Center was 79% leased (100% leased if the master lease, which lasts for three years, is considered). We considered a variety of factors in deciding to purchase this property including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We anticipate making approximately $395,000 of repairs and improvements to Park Center over the next few years, primarily for parking lot overlay. We will pay for these improvements from working capital reserves.

The table below sets forth the occupancy rate at Park Center expressed as a percentage of total gross leasable area and the average annual base rent per square foot:

                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------
               1997                        74                      6.94
               1996                        68                      7.22
               1995                        90                      9.75
               1994                        93                      9.04
               1993                        96                      5.16

One tenant, Cub Foods, a grocery store, leases more than 10% of the total gross
leasable area of the property.    This  lease  requires  the tenant to pay base
annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Cub Foods           61,000        32        6.50        Current      08/31/08
  Option 1                                  7.00        09/01/08     08/31/13
  Option 2                                  7.50        09/01/13     08/31/18
  Option 3                                  8.00        09/01/18     08/31/23
  Option 4                                  8.50        09/01/23     08/31/28
  Option 5                                  9.00        09/01/28     08/31/33

For federal income tax purposes, our depreciable basis in Park Center will be approximately $11,600,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1998 for the tax year ended 1997 were $840,380. The real estate taxes payable were calculated by multiplying the assessed value by an equalizer of 2.1489% and a tax rate of 12.390%.

On December 4, 1998, a total of 153,050 square feet was leased to twenty-eight tenants at Park Center. The following tables set forth information with respect to the amount of and expiration of the leases at this Community Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Old Country Buffet   10,000     12/03     2/5 yr.      109,900         10.99
Radio Shack           3,125     01/99        -         331,250         10.00
Cub Foods            61,000     08/08     5/5 yr.      396,500          6.50
Firestone Tire        6,600     02/99        -          82,500         12.50
H & R Block           1,200     04/02     1/5 yr.       20,700         17.25
McDonald's            5,089     10/08     2/5 yr.       54,045         10.62
Blockbuster Video     6,400     09/03     2/5 yr.       86,400         13.50

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Subway Sandwiches     1,600     03/00     1/5 yr.       27,200         17.00
Dana's Hallmark       4,375     12/01        -          48,125         11.00
Currency Exchange     1,600     11/03        -          31,200         19.50
RPM Cellular          1,600     10/01        -          22,400         14.00
One Hour Cleaners     1,300     04/99        -          23,374         17.98
Dark Side of
  the Sun             1,755     04/01     1/1 yr.       17,550         10.00
The Collectors
  Gallery             1,620     01/99     2/3 yr.       23,490         14.50
TCF Consumer
  Financial           1,200     09/99     1/4 yr.       20,400         17.00
Amazing Fantasy
  Comics              1,200     01/01        -          14,400         12.00
Amato Hair Design     1,200     12/01        -          18,000         15.00
Tinley Park Florist   1,200     05/99        -          18,600         15.50
Insure One            1,200     08/01        -          18,720         15.60
Optimal Dental        1,200     06/02     1/5 yr.       16,800         14.00
El Famous Burrito     1,650     02/02    1/10 yr.       39,287         23.81
Able Camera           1,200     04/01     1/5 yr.       19,800         16.50
Kenny's for Ribs      2,350     03/02     2/3 yr.       33,558         14.28
We Care Hair          1,225Month to Month    -          28,775         23.49
Nail Salon            1,225     11/00        -          21,609         17.64
Chuck E. Cheese       9,040     01/99        -         149,160         16.50
Bud's Sport's
  Place IV           10,514     08/07        -          97,149          9.24
Powerhouse Gym       11,382     10/08        -          79,674          7.00
Vacant               40,129



                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1998          -          -            -        1,549,467        -           -             -

   1999          7        24,085      349,374     1,544,361      14.51       12.47         24.22

   2000          2         2,825       51,014     1,218,775      18.06        1.46          4.58

   2001          7        12,530      169,845     1,186,156      13.56        6.49         14.32

   2002          4         6,400      113,589       995,294      17.75        3.31         11.41

   2003          3        18,000      244,720       928,207      13.60        9.32         26.36

   2004          -          -            -          689,746        -           -             -

   2005          -          -            -          701,128        -           -             -

   2006          -          -            -          712,510        -           -             -

   2007          1        10,514      102,091       712,510       9.71        5.44         14.33


(1) We made no assumptions regarding the  re-leasing  of  expired  leases.   It is the opinion of our
management that the space will be re-leased at market rates at the time of re-leasing.


We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Park Center property, as of July 3, 1998, of $15,600,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.


Item 5.  Other Events

Elmwood Park Shopping Center (Phase II).

On November 16, 1998, we purchased the entire fee simple interest in Elmwood Park Shopping Center (Phase I). We now anticipate purchasing the entire fee simple interest in a property known as "Elmwood Park Shopping Center (Phase
II)." Elmwood Park Shopping Center (Phase II) is a Neighborhood Retail Center located adjacent to Elmwood Park Shopping Center (Phase I) on West North Avenue in Elmwood Park, Illinois. Phase II is currently under construction and is scheduled to be completed in December, 1998. Phase II consists of a one-story, two-tenant retail building containing approximately 5,940 leasable square feet. St. Louis Bread Company and Spring Communications, Inc. have entered into leases to lease all of Phase II. We anticipate purchasing Phase II for approximately $1,402,100.

Plymouth Collection Center, Plymouth, Minnesota

We anticipate  purchasing  the  entire  fee  simple  interest  in  the Plymouth
Collection Center located  in  Plymouth,  Minnesota.   We anticipate purchasing
this property from a seller who is an  unaffiliated third party.

The Plymouth Collection Center was constructed in 1998. It is a single story, multi-tenant Neighborhood Retail Center containing 40,815 rentable square feet. We anticipate purchasing the Plymouth Collection Center for approximately $6,626,000.

Circuit City, Traverse City, Michigan

We anticipate purchasing  the  entire  fee  simple  interest  in a Circuit City
located in Traverse City,  Michigan.    We  anticipate purchasing this property
from a seller who is an unaffiliated third party.

This property was constructed in 1998 and is a single-user retail center containing 21,337 rentable square feet. We anticipate purchasing this property for approximately $2,900,000.

Hawthorn Hills Fashion Square, Vernon Hills, Illinois

We anticipate purchasing the entire fee simple interest in a Hawthorn Hills Fashion Square located in Vernon Hills, Illinois. This property was constructed in 1986 and is a single story multi-tenant retail center containing 204,584 rentable square feet. We anticipate purchasing this property for approximately $20,000,000.

Colonial Plaza Shopping Center, Bloomington, Illinois

We anticipate purchasing the entire fee simple interest in a Colonial Plaza Shopping Center located in Bloomington, Illinois. This property was constructed in 1962 and is a single story multi-tenant retail center containing 229,616 rentable square feet. We anticipate purchasing this property for approximately $13,700,000.


Hollywood Video, Hammond, Indiana

We anticipate purchasing the entire fee simple interest in a Hollywood Video located in Hammond, Indiana. This property was constructed in 1998 and is a single-user retail center containing 7,488 rentable square feet. We anticipate purchasing this property for approximately $1,374,000.

Item 7.  Financial Statements and Exhibits

To be subsequently filed.

                                   SIGNATURE



Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Real Estate Corporation
                                   (Registrant)



                        By:/s/ KELLY TUCEK
                            Kelly Tucek
                            Chief Financial and Accounting Officer


Date:     December 14  , 1998